Exhibit 10.1

COMMON STOCK PURCHASE AGREEMENT

This Common Stock Purchase Agreement (this “Agreement”) is made and entered into as of July 2025, by and between SCIENTURE HOLDINGS, INC., a Delaware corporation with its principal (the “Company”) and the investors listed on Schedule A hereto (each, an “Investor”).

WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to Investor, and Investor desires to purchase from the Company, additional shares of Common Stock (as defined below) as more fully described in this Agreement.

NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Authorization and Sale of Common Stock. Subject to the terms and conditions of this Agreement, the Company agrees to sell and issue to each Investor, and each Investor agrees to purchase from the Company, the number of shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), set forth opposite such Investor’s name on Schedule A, at a purchase price of $1.59 per share (the “Purchase Price”), which represents the closing price of the Company’s Common Stock as of July 11, 2025.

2. Closing. The closing of the purchase and sale of the Common Stock (the “Closing”) shall take place on , 2025 (the “Closing Date”), subject to the satisfaction of all conditions precedent, remotely via the exchange of documents and signatures or at such other time and place as the parties shall agree. On the Closing Date:

(a) The Company will deliver to Investor: (i) evidence of the book-entry issuance of the shares of Common Stock purchased by the Investor; and (ii) a certificate executed by an officer of the Company certifying that the execution, delivery and performance of this Agreement and the sale and issuance of the shares of Common Stock to Investor has been duly authorized by the Company’s board of directors and that such resolutions are in full force and effect.

(b) Each Investor will deliver to the Company the Purchase Price via wire transfer of immediately available funds.

3. Representations and Warranties of the Company. The Company represents and warrants to the Investors that:

(a) The Company has full power and authority to enter into this Agreement and this Agreement, when executed and delivered by the Company, will constitute valid and legally binding obligations of the Company, enforceable against Investor in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(b) The Company is a corporation duly organized, validly existing, and in good standing under the laws of Delaware.

(c) The Common Stock is duly authorized, and when issued and delivered against payment, will be validly issued, fully paid, and non-assessable.

(d) The Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and has filed all required reports.

(e) No consent or approval of any governmental authority (other than under the Securities Act is required.

4. Representations and Warranties of Investor. Investor represents and warrants to the Company that:

(a) Investor has full power and authority to enter into this Agreement and this Agreement, when executed and delivered by Investor, will constitute valid and legally binding obligations of Investor, enforceable against Investor in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(b) Investor has not been formed for the specific purpose of acquiring the shares of Common Stock and is acquiring shares of the Company’s Common Stock for Investor’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof, and has no present intention of selling, granting any participation in, or otherwise distributing the shares of Common Stock.

(c) Investor does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third party, with respect to any of the shares of Common Stock.

(d) Investor has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the share of the Company’s common stock with the Company’s management and has had access to the Company’s reports with the Securities and Exchange Commission to inform Investor’s decision to purchase the shares of Common Stock.

(e) Neither the Investor, nor any of its officers, directors, employees, agents, stockholders or partners has either directly or indirectly, including, through a broker or finder (a) engaged in any general solicitation, or (b) published any advertisement in connection with the offer and sale of the shares of Common Stock.

(f) Investor is an “accredited investor” as defined in Rule 501(a) under Regulation D of the Securities Act of 1933, as amended (the “Securities Act”).

(g) Investor understands that the shares of Common Stock have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends on, among other things, the bona fide nature of the investment intent and the accuracy of Investor’s representations as expressed herein. Investor understands that the shares of Common Stock are “restricted securities” under applicable United States federal and state securities laws and that, pursuant to these laws, Investor must hold the shares of Common Stock indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Investor further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the shares of Common Stock, and on requirements relating to the Company which are outside of Investor’s control, and which the Company is under no obligation to satisfy, except as set forth in this Agreement. Investor represents that it is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

(h) Investor understands and acknowledges that the shares of Common Stock will be issued with a restrictive legend that limits restrictions on transfer of the shares of Common Stock in a form substantially similar to the following legend:

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.”

5. Covenants

(a) As soon as practicable (and in any event on or before July 18, 2025), the Company shall file a registration statement on Form S-3 (or other appropriate form if the Company is not then S-3 eligible) providing for the resale by Investor of the shares of Common Stock.

(b) The Company shall use commercially reasonable efforts to (i) cause such registration statement to become effective as soon as possible after filing and (ii) keep such registration statement effective at all times until Investor does not own the shares of Common Stock purchased by the Investor under this Agreement.

(c) The Company shall file all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act (collectively, the “SEC Documents”) on a timely basis unless the Company has received a valid extension of such time of filing and will file any such SEC Document prior to the expiration of any such extension.

(d) The Company shall take all actions such that trading in the shares of Common Stock shall not have been suspended by the Securities and Exchange Commission or The Nasdaq Stock Market, LLC at any time during which Investor holds the shares of Common Stock purchased under this Agreement.

6. Conditions to Closing

(a) The right of the Company to issue and sell the shares of Common Stock to Investor is subject to the satisfaction of each of the conditions set forth below:

(i) The representations and warranties of Investor shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made at each such time.

(ii) Investor shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investor at or prior to such Closing Date, including, without limitation, delivery of the Purchase Price to the Company.

(b) The right of Investor to purchase the shares of Common Stock from the Company is subject to the satisfaction of each of the conditions set forth below:

(i) The representations and warranties of the Company shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made at each such time.

(ii) The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company.

(iii) Since the date of this Agreement, no event that had or is reasonably likely to have a Material Adverse Effect has occurred except as otherwise disclosed in the SEC Documents. A “Material Adverse Effect” means any effect on the business, operations, properties, or financial condition of the Company that is material and adverse to the Company and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to enter into and perform its obligations under this Agreement.

(iv) The Company has obtained all required approvals of any third-party pursuant to any material contract, instrument, agreement, relationship or legal obligation to which the Company is subject and this Agreement .

(v) The Company has received all necessary corporate approvals of this Agreement, and this Agreement has been duly authorized by the Company’s board of directors with such resolutions being in full force and effect.

7. Miscellaneous

(a) Unless otherwise set forth in this Agreement, the representations and warranties of the Company and Investor contained in or made pursuant to this Agreement will survive the Closing Date for a period of twelve months and will in no way be affected by any investigation or knowledge of the subject matter thereof made by or on behalf of Investor or the Company. From and after the Closing Date through the date that is twelve months from the Closing Date, each party will defend, indemnify, and hold harmless the other party and their respective affiliates, directors, officers, employees, and agents from and against any and all liabilities, obligations, claims, contingencies, taxes, fines, deficiencies, demands, assessments, losses (including diminution in value), damages (including incidental and consequential damages), costs and expenses, including, without limitation, all corrective and remedial actions, all court costs and reasonable attorneys’ fees, and all reasonable amounts paid in investigation, defense, or settlement of the foregoing) that constitute, or arise out of or in connection with such party’s: (i) breach of any representation or warranty provided in this Agreement, in each case without giving effect to any qualification as to materiality, for purposes of determining whether there has been a breach or inaccuracy or the amount of any loss; or (ii) any default in the performance or observance of any covenant or other agreement in this Agreement.

(b) The terms and conditions of this Agreement will inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(c) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflict of law principles.

(d) This Agreement constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties are expressly canceled.

(e) No amendment shall be effective unless in writing and signed by both the Company and the Investor.

(f) This Agreement may be executed in more than one counterpart, each of which will be deemed an original, but all of which together will constitute one and the same instrument. Counterparts may be delivered via electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered will be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(g) Each party will bear its own costs and expenses relating to the preparation and execution of this Agreement.

(h) If any action at law or in equity (including, arbitration) is necessary to enforce or interpret the terms of this Agreement, the prevailing party will be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

(i) If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties will negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

(j) No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, will impair any such right, power or remedy of such non-breaching or non-defaulting party nor will it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor will any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and will be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, will be cumulative and not alternative.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

SCIENTURE HOLDINGS, INC.	INVESTOR

By:	By:

Name:	Name:

Title:	Title:

Date:	Date: